UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue, Suite 1300 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

                                         Not applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2022, Walker & Dunlop, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2022. A copy of this press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 2.02.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, the Board of Directors (the “Board”) of the Company appointed Stephen P. Theobald, currently the Company’s Executive Vice President and Chief Financial Officer, to the position of Executive Vice President and Chief Operating Officer, effective as of June 1, 2022.  Also on May 4, 2022, the Board appointed Gregory A. Florkowski, currently the Executive Vice President, Business Development of Walker & Dunlop, LLC, the Company’s primary operating subsidiary, to the position of Executive Vice President and Chief Financial Officer, effective as of June 1, 2022.

Mr. Theobald, age 60, has served as the Company’s Executive Vice President and Chief Financial Officer since April 2013. He also served as the Company’s Treasurer from April 2013 to February 2018. From December 2010 to March 2013, Mr. Theobald served as the Executive Vice President and Chief Financial Officer of Hampton Roads Bankshares, Inc. Mr. Theobald also held a number of senior financial positions at Capital One Financial Corporation from 1999 to 2010, most recently serving as Chief Financial Officer, Local Banking, from 2005 to 2010. Mr. Theobald began his career at KPMG LLP (“KPMG”) in 1984, and he served as audit partner, financial services, from 1996 to 1999. From 1990 to 1992, he served as a professional accounting fellow in the Office of the Chief Accountant at the Comptroller of the Currency. Mr. Theobald holds a Bachelor of Science in Business Administration in Accounting from the University of Notre Dame.

Mr. Florkowski, age 41, joined Walker & Dunlop, LLC in 2010 as its Senior Vice President and Controller and served in that capacity until his appointment in January 2019 as Senior Vice President, Business Development until he was promoted to Executive Vice President, Business Development in February 2020. Mr. Florkowski began his career at KPMG. In his role at KPMG, Mr. Florkowski worked as a senior manager in the assurance practice where he primarily served public companies in the financial services industry and non-public companies in financial services, private equity and specialty finance. Mr. Florkowski holds a Bachelor of Science in Accounting from Salisbury University.

Mr. Theobald and Mr. Florkowski have no transactions with the Company that require disclosure under Item 404(a) of Regulation S-K other than, for Mr. Theobald, his investments in funds managed by the Company’s registered investment adviser on the same terms and conditions offered to third-party investors, as disclosed in “Certain Relationships and Related Transactions” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 18, 2022.

In connection with their new positions, the Company entered into an Amended and Restated Employment Agreement, dated May 4, 2022, with Mr. Theobald (the “Theobald Employment Agreement”) and an Amended and Restated Employment Agreement, dated May 4, 2022, with Mr. Florkowski (the “Florkowski Employment Agreement”).

The Theobald Employment Agreement is substantially the same as his previous agreement, which is included as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, except that Mr. Theobald’s target annual bonus was increased from 100% to 150% of base salary.

The Florkowski Employment Agreement provides for an initial base salary of $475,000, a target annual bonus of 100% of base salary, and grants of equity or equity-based awards under the Company’s equity compensation plans at the discretion of the Board.

In addition, the Florkowski Employment Agreement provides that Mr. Florkowski is entitled to receive a severance payment if the Company terminates his employment without cause or he resigns for good reason. The severance payment is equal to (i) continued payment by the Company of his base salary, as in effect as of the last day of employment, for a period of 12 months, (ii) continued payment for life and health insurance coverage for 12 months, to the same extent the Company paid for such coverage immediately prior to termination, (iii) two times the average annual bonus earned by the executive over the two calendar years preceding the year of termination (or if he has not been employed for two calendar years, payments equal to two times the target bonus for the year of termination), and (iv) immediate vesting as of the last day of employment in any unvested time-based equity awards (with any such awards that vest in whole or in part based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement). The foregoing benefits are conditioned upon Mr. Florkowski executing a general release of claims and compliance with the terms of the Florkowski Employment Agreement.

If the employment of Mr. Florkowski terminates due to death, disability or retirement, Mr. Florkowski is entitled to receive (i) a pro rata portion of the annual bonus for the year of termination, as reasonably determined by the Company based upon the extent to which performance goals for the year of termination are achieved and (ii) immediate vesting as of the last day of employment in any unvested time-based equity awards (with any such awards that vest in whole or in part based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement).

The Florkowski Employment Agreement contains customary non-competition and non-solicitation covenants that apply during employment and for up to 12 months after the termination of the executive’s employment with us.

In addition, the Company entered into an indemnification agreement with Mr. Florkowski, substantially in the form entered into with the Company’s other executive officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit contained in this Current Report on Form 8-K shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Exhibit Number	Description
99.1	Press Release dated May 5, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker & Dunlop, Inc.
(Registrant)

Date: May 5, 2022	By:	/s/ Stephen P. Theobald
Stephen P. Theobald Executive Vice President & Chief Financial Officer

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